SUPPLEMENT DATED MAY 25, 2004

TO PROSPECTUSES DATED MAY 1, 2003 FOR

FUTURITY NY VARIABLE AND FIXED ANNUITY

FUTURITY ACCOLADE NY VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The Board of Trustees of Sun Capital Advisers Trust has voted to terminate and liquidate the following Funds:

SCSM Alger Growth
SCSM Alger Income and Growth
SCSM Alger Small Capitalization
SCSM Davis Financial
SCSM Neuberger Berman Mid Cap Growth
SCSM Neuberger Berman Mid Cap Value
SCSM Value Equity
SCSM Value Managed
SCSM Value Mid Cap
SCSM Investors Foundation
SCSM Select Equity

A meeting of the shareholders of the Funds is expected to take place on or about August 6, 2004. At that meeting, all Contract Owners of record of one or more of the Funds as of June 25, 2004, will be entitled to vote on a recommendation to liquidate such Fund or Funds. If the recommendation is approved as to one or more of the Funds, such Fund or Funds (the "Disappearing Funds") will be liquidated as of the close of business on or about August 6, 2004 (the "Liquidation Date"). Any Account Value remaining in the Disappearing Funds on the Liquidation Date will be automatically reinvested in the Sun Capital Money Market Fund. Effective immediately, if you are invested in a Sub-Account corresponding to one of the Disappearing Funds, you may transfer your investment in that Sub-Account to any other Sub-Account available under your Contract, and that transfer will not count against any of the limitations allowed annually under your Contract.

NFAL29-3603